UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RENOVORX, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2570 West El Camino Real, Suite 320

Mountain View, CA 94040

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of RenovoRx, Inc. (the “Company,” “we,” “us,” or “our”), which will be held on Tuesday, June 24, 2025 at 9:00 a.m., Pacific Time, at 2570 West El Camino Real, Suite 320, Mountain View, CA 94040 for the purposes set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Stockholders of record of the Company’s common stock at the close of business on April 25, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Our Proxy Statement and 2024 Annual Report are being made available on or about April 30, 2025 on our website at https://renovorx.com/investors/financials/sec-filings. We intend to mail these proxy materials on or about May 2, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Your attention is directed to the Notice of Annual Meeting and Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. The Board of Directors of the Company (the “Board”) has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote “FOR” each of the proposals being considered at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by telephone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank our stockholders for their continued support of RenovoRx, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Shaun R. Bagai
Shaun R. Bagai
Chief Executive Officer

Dated April 30, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of RenovoRx, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), will be held on Tuesday, June 24, 2025, at 9:00 a.m. Pacific Time at 2570 West El Camino Real, Suite 320, Mountain View, CA 94040.

The Annual Meeting is being held:

(1)	To elect six (6) members of the board of directors (the “Board”) (all of whom are presently serving as directors) to serve until our 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal (the “Director Election Proposal”);

(2)	To approve two amendments to the Company’s Amended and Restated 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), specifically (i) the addition of 913,794 shares of common stock of the Company, which is equal to 2.5% of total issued and outstanding shares, to the total number of shares of common stock reserved and available for issuance under the 2021 Plan and (ii) an increase in the 2021 Plan’s “evergreen” provision to increase the size of the 2021 Plan each year from three percent (3%) of shares outstanding on the final day of the immediately preceding calendar year to five percent (5%) (the “Incentive Plan Amendment Proposal”);

(3)	To ratify the appointment by the Board’s audit committee of Frank, Rimerman + Co. LLP (“Frank Rimerman”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

(4)	To vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board recommends that you vote “FOR” each of the Director Election Proposal, the Incentive Plan Amendment Proposal and the Auditor Ratification Proposal.

These items of business for the Annual Meeting are described in this Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 25, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof. This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available on our website at https://renovorx.com/investors/financials/sec-filings.

This Notice of Annual Meeting and Proxy Statement are first being mailed on or about May 2, 2025.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. After reading the attached Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the attached proxy card or voting online. If you attend the Annual Meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from your brokerage firm, bank, or other nominee to vote your shares.

By Order of the Board of Directors,

/s/ Shaun R. Bagai
Name:	Shaun R. Bagai
Title:	Chief Executive Officer and Secretary

Dated April 30, 2025

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You may vote at the Annual Meeting, via the Internet or by mail (see attached proxy card).

https://annualgeneralmeetings.com/rnxt2025

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2570 West El Camino Real, Suite 320

Mountain View, CA 94040

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2025

This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board”) of RenovoRx, Inc. (the “Company,” “we,” “us,” or “our”), in connection with our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being mailed on or about May 2, 2025.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, June 24, 2025 at 9:00 a.m. Pacific Time at the Company’s headquarters located at 2570 West El Camino Real, Suite 320, Mountain View, CA 94040.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

(1)	To elect six (6) members of the Board (all of whom are presently serving as directors) to serve until our 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal (the “Director Election Proposal”);

(2)	To approve two amendments to the Company’s Amended and Restated 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), specifically (i) the addition of 913,794 shares of common stock of the Company, which is equal to 2.5% of total issued and outstanding shares, to the total number of shares of common stock reserved and available for issuance thereunder and (ii) an increase in the 2021 Plan’s “evergreen” provision to increase the size of the 2021 Plan each year from three percent (3%) of shares outstanding on the final day of the immediately preceding calendar year to five percent (5%) (the “Incentive Plan Amendment Proposal”);

(3)	To ratify the appointment by the Board’s audit committee (the “Audit Committee”) of Frank, Rimerman + Co. LLP (“Frank Rimerman”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

(4)	To vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

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The form of 2021 Plan as amended to reflect the two amendments for which we are seeking approval is attached to this Proxy Statement as Exhibit A.

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on April 25, 2025, the record date of the Annual Meeting (the “Record Date”), you were a holder of record of shares of common stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on April 25, 2025, the Record Date, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the Record Date, there were 36,551,752 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Registered Stockholders/Stockholders of Record. If shares of our common stock are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares and the Notice, Proxy Statement, and proxy card was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank, broker or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice, Proxy Statement, and proxy card were forwarded to you by your bank, broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a bank, broker or other nominee as “street name stockholders.”

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval or ratification.

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What constitutes a quorum?

The presence at the Annual Meeting, in person, by remote communication or by proxy, of the holders of our common stock representing one-third (1/3) of the combined voting power of the outstanding shares of common stock on the Record Date will constitute a quorum, permitting the meeting to conduct its business. Abstentions, withheld votes and broker non-votes will be counted towards the quorum requirement. Therefore, the presence, in person or by proxy of stockholders holding an aggregate of 12,183,919 shares of common stock shall constitute a quorum in order to conduct business at the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote (or a plurality of the shares in the case of the Director Election Proposal).

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, each of the Director Election Proposal and the Incentive Plan Amendment Proposal is considered a non-routine matter, and brokers will lack the authority to vote uninstructed shares at their discretion on such proposal.

If your broker has not provided you with competing proxy materials from the Company, the broker may vote your shares without your specific instruction only with respect to the Auditor Ratification Proposal, which is considered a routine matter.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Director Election Proposal	Plurality of the votes cast. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHOLD” on each of the nominees for election as a director	No

Incentive Plan Amendment Proposal	Majority of the votes cast. This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	No

Auditor Ratification Proposal	Majority of the votes cast. This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	Yes

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What is the effect of abstentions and broker non-votes?

Directors are elected by a plurality of the votes cast. This means that, for the Director Election Proposal, the six (6) individuals nominated for election to the Board who receive the most “FOR” votes (among votes properly cast at the

Annual Meeting or by proxy) will be elected. “WITHHOLD” votes and broker non-votes will not affect the outcome of this proposal.

The affirmative vote of a majority of the votes cast is required for approval of the Incentive Plan Amendment Proposal and the Auditor Ratification Proposal. Abstentions and broker non-votes will have no effect on the outcome of these proposals.

If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the vote on the above proposals. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The Auditor Ratification Proposal is a routine matter. Each of the Director Election Proposal and the Incentive Plan Amendment Proposal is a non-routine matter included. Banks and brokers may not vote on non-routine matters, such as the Director Election Proposal and the Incentive Plan Amendment Proposal, if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

What are the recommendations of the Board?

Our Board recommends a vote “FOR” each of the Director Election Proposal, the Incentive Plan Amendment Proposal and the Auditor Ratification Proposal.

How do I vote my shares without attending the Annual Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are two ways to vote by proxy:

●	by Internet – Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

●	by Mail – You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Pacific Time, on June 23, 2025. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned shares of our common stock as of the Record Date (April 25, 2025). Acceptable documentation includes (i) your Notice of Annual Meeting, and (ii) your proxy card. All attendees must also bring valid photo identification. Stockholders who do not bring the requisite documentation will not be admitted to the Annual Meeting.

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Will I be able to ask questions at the Annual Meeting?

As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer appropriate questions submitted during the Annual Meeting and that relate to the matters to be voted on. We intend to reserve up to fifteen (15) minutes to address questions submitted. Only stockholders that are present, in person, at the Annual Meeting will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow general rules of conduct. Under these rules, a stockholder may ask up to two questions, and we will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	repetitious statements already made by another stockholder;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The Inspector of Election, who will be present at the Annual Meeting, will tabulate the votes.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, by telephone or by mailing your proxy card, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than June 23, 2025 at 11:59 p.m. Pacific Time;

●	voting again by telephone or Internet at a later time before the closing of those voting facilities at 11:59 p.m. Pacific Time on June 23, 2025;

●	attending and voting at the Annual Meeting on June 24, 2025;

●	submitting a properly signed proxy card with a later date that is received no later than June 23, 2025 at 11:59 p.m. Pacific Time; or

●	if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation at the Annual Meeting before your proxy is voted or you vote at the Annual Meeting.

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Do I have appraisal rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. The Company has engaged Alliance Advisors to assist in the solicitation of proxies for the Annual Meeting. The Company estimates that it will pay Alliance Advisors a fee of approximately $20,000, plus reimbursement for certain out-of-pocket fees and expenses. The Company has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Where can I find the voting results of the Annual Meeting?

We expect to announce voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four (4) business days after the Annual Meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, and our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and proxy materials, such stockholder may contact our proxy solicitor at the following address:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

(844) 202-6143

RNXT@allianceadvisors.com

Can I change my vote or revoke my proxy?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the Annual Meeting and voting electronically (although attendance at the Annual Meeting will not, by itself, revoke a proxy), or (4) voting again via the Internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to our transfer agent and registrar, Pacific Stock Transfer Company, together with your email address as described below, by attending the Annual Meeting and voting the shares at the Annual Meeting. Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the Annual Meeting.

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Who will bear the cost of soliciting votes for the Annual Meeting?

The Company will bear the cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. The Company has also engaged Alliance Advisors to assist in the solicitation of proxies for the Annual Meeting. The Company estimates that it will pay Alliance Advisors a fee of approximately $20,000, plus reimbursement for certain out-of-pocket fees and expenses. The Company has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by electronic communications and personal solicitation by our executive officers, directors and employees. No additional compensation will be paid to our executive officers, directors or employees for such solicitation. Proxies with respect to the Annual Meeting may be solicited by mail on the Internet or in person.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for Director Nominations for the 2026 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our Proxy Statement relating to, and for consideration at, the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than March 26, 2026, and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, RenovoRx, Inc., 2570 West El Camino Real, Suite 320, Mountain View, CA 94040.

Advance Notice Procedure for 2026 Annual Meeting

Our amended and restated bylaws (the “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 Annual Meeting, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our Bylaws. To be timely, a stockholder’s written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 8:00 am., Pacific time, on February 24, 2026 (the 120th day prior to the date of the first anniversary of the Annual Meeting), and

●	no later than 5:00 p.m., Pacific time, on March 26, 2026 (the 90th day prior to the date of the first anniversary of the Annual Meeting).

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors, Management and Corporate Governance—Stockholder Recommendations of Director Candidates.”

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under “Stockholder Proposals for Director Nominations for the 2026 Annual Meeting” for stockholder proposals that are not intended to be included in a proxy statement.

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Board of Directors, MANAGEMENT and Corporate Governance

Our business affairs are managed under the direction of our Board, which currently consists of six (6) members. Four (4) of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”).

Upon the recommendation of our Nominating and Corporate Governance Committee, we are nominating Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP as directors at the Annual Meeting. If elected, each director nominee will hold office until the 2026 Annual Meeting or until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.

The following table sets forth the name, age, position of and biographical information about each director nominee and executive officers, as of the date of this Proxy Statement:

Name	Age	Position(s) and Office(s) Held with the Company
Shaun R. Bagai	48	Chief Executive Officer and Director
Ramtin Agah, M.D.	59	Chief Medical Officer and Director
Kirsten Angela Macfarlane	60	Director
Laurence J. Marton, M.D.	81	Director
Una S. Ryan, O.B.E., Ph.D., D.Sc.	83	Director
Robert J. Spiegel, M.D. FACP	75	Director
Ronald B. Kocak	68	Vice President, Controller and Principal Accounting Officer
Leesa Gentry	55	Chief Clinical Officer

Shaun R. Bagai. Mr. Bagai has served as our Chief Executive Officer and director since June 2014. Prior to joining us, Mr. Bagai led Global Market Development for HeartFlow, Inc. from 2011 to 2014, which included directing Japanese market research, regulatory/payer collaboration, and Key Opinion Leader development to create value resulting in a company investment to form HeartFlow-Japan. During his tenure at HeartFlow, he successfully orchestrated its largest clinical trial to date and contracted HeartFlow’s first global customers. In addition, Mr. Bagai has launched innovative technologies into regional and global marketplaces in both large corporations and growth-phase novel technology companies. He was instrumental in developing the European market for renal denervation for the treatment of hypertension leading to the acquisition of the first renal denervation company - Ardian, Inc. by Medtronic in 2011. Mr. Bagai is a graduate from the University of California, Santa Barbara with a BSc. In Biology/Pre-Med.

Mr. Bagai has led the Company for more than ten years. During his tenure, we received several FDA clearances and CE Mark for the device component of the drug/device combination, were issued several U.S. and European patents, began to scale production of our catheter delivery system, conducted and reported on our Phase 1/2 and observational registry clinical studies, launched our ongoing Phase 3 study, and completed multiple financings, including our initial public offering. Mr. Bagai not only has a deep understanding of, and experience with our therapy platform, but also has an extensive background in operations, clinical development and medical device market development and commercial launch, making him well-positioned to lead our management team and provide essential insight to the Board.

Ramtin Agah, M.D. Dr. Agah has served as our Chief Medical Officer and Co-Founder since December 2009, and as Chairman of the Board since May 2018. Dr. Agah is currently an Interventional Cardiologist at El Camino Hospital, Mountain View, a role he began in September 2005. He also has acted as a physician consultant for Abbott Vascular since July 2012. Previously, Dr. Agah was an Assistant Professor of Internal Medicine with the Division of Cardiology, University of Utah. Dr. Agah completed a fellowship in Interventional Cardiology with Cleveland Clinic Foundation, a residency in Internal Medicine with Baylor College of Medicine and a fellowship in Cardiology with University of California, San Francisco (“UCSF”). He received his M.D. from the University of Texas Southwestern Medical School.

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As one of our co-founders, Dr. Agah has a deep understanding of our therapy platform, our history and culture. His initial education in biomedical engineering and vascular biology established the foundation for our therapy. His experience as a practicing vascular specialist and as the proctor for many of our procedures, has given him a deep understanding of the procedural aspects of our therapy. This background, taken together with his deep understanding of the cancers we are seeking to treat and his clinical trial experience enables him to bring a unique perspective and provide strong leadership to our Board.

Kirsten Angela Macfarlane. Ms. Macfarlane has served as our director since September 2018. She currently serves as CEO of Perceive Biotherapeutics, Inc., a biotech company dedicated to solving the major unsolved causes of vision loss. Ms. Macfarlane founded and serves as a Managing Partner of ForSight Labs, LLC an ophthalmic incubator formed in 2005 to focus on innovation in ophthalmology which has started eight companies in both therapeutics and medical devices. Ms. Macfarlane served as both the founding CEO of ForSight VISION4, Inc. through the acquisition (acquired by ROCHE – FDA approved SUSVIMO®), and the founding CEO of ForSight VISION5, Inc. and then at acquisition (acquired by Allergan plc). Previously, Ms. Macfarlane served as Chief Technology Counsel to The Foundry, LLC, a medical technology incubator, and Technology Counsel for Thomas J. Fogarty, M.D., a renowned physician/entrepreneur where she participated in formation development of nine companies from 1999 to 2004. She previously served on the senior management teams and counsel at TransVascular, Inc. (acquired by Medtronic), AneuRx, Inc. (acquired by Medtronic), and VidaMed Inc. (through its initial public offering). Ms. Macfarlane is an inventor on 25 U.S. issued patents. She received her BA in Business Administration from San Francisco State University, and her J.D. from Golden Gate University School of Law. She currently serves on the board of Perceive Biotherapeutics, Inc., ForSight VISION6, Inc., Recognify Life Sciences, Inc., Spiral Therapeutics, Inc., and the non-profit Fogarty Innovation and is a mentor in the Ferolyn Powell Leadership Program.

Ms. Macfarlane brings extensive operational, business development and management expertise to our Board. She has extensive experience in drug/device combination therapies with successful exits to large biotech and pharmaceutical companies. Her experience leading and growing companies is invaluable to us as we continue to develop our pipeline and identify new indications and small molecules to be used with our therapy platform. Ms. Macfarlane’s background and experience positions her well to serve as the Chairperson of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee.

Laurence J. Marton, M.D. Dr. Marton serves as a consultant to industry and to nonprofit, government, and academic institutions and has served as a director of our company since 2012. In the nonprofit sector, Dr. Marton is an Emeritus Member of the Board of Trustees of the American Association for Cancer Research Foundation and is on the Board of Directors of Cancer Commons. In the for-profit sector, he serves on the Boards of Directors of Cellsonics, Matternet, Microsonic Systems, Nanotics, Omniox, and xCures and is an advisor to Assurance Health Data, and the Precision Medicine World Conference. Previously, Dr. Marton was Dean of the University of Wisconsin Medical School and chaired the Department of Laboratory Medicine at UCSF, where he was a Professor in the Departments of Laboratory Medicine and Neurological Surgery. Dr. Marton received his M.D. from the Albert Einstein College of Medicine.

Dr. Marton brings deep experience in cancer research and treatment, operational expertise and years of working in the life sciences industry to our Board. His strategic advisory experience and membership on boards of various organizations make him a valuable member of our Audit and Nominating and Corporate Governance Committees.

Una S. Ryan, O.B.E., Ph.D., D.Sc. Dr. Ryan has served as our director since 2013. Dr. Ryan has extensive experience leading public, private and non-profit companies. She serves on the boards of Cortexyme, Inc. (Nasdaq: CRTX), Elemental Machines, Inc. (chair), Cambridge in America, and Bristol University U.S. Foundation (chair). Dr. Ryan is a limited partner at Breakout Ventures, L.P. and Lionheart Ventures Fund, L.P. She focuses on women-led ventures as Managing Director of Golden Seeds, and a partner in Astia Angels. She has a large portfolio of early-stage companies in San Francisco and Boston. She was a serial CEO of Diagnostics for All, Inc., Waltham Technologies, Inc., and AVANT Immunotherapeutics, Inc. (now Celldex Therapeutics, Inc.). Continuing a career translating science to successful businesses, Dr. Ryan is now translating science to art and founded ULUX, bringing science perspectives to the art world. Dr. Ryan holds a Ph.D. from Cambridge University, B.Sc. degrees and honorary D.Sc. from Bristol University. Her academic career included Professorships of Medicine at Miami, Washington and Boston Universities. She held the titles Howard Hughes Investigator, American Heart Association Established Investigator, and NIH MERIT Awardee. She has received numerous awards including the Albert Einstein Award (2007) for outstanding achievement in the life sciences, the Cartier Award (2009) and World Economic Forum Tech Pioneer (2011). In 2002, Her Majesty Queen Elizabeth II awarded Dr. Ryan the Order of the British Empire.

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Dr. Ryan brings both extensive operations, investment and life sciences industry experience to our Board. Her public company operational, financial and corporate governance experience is a valuable resource to our Board and makes her well-positioned to serve as the Chair of the Nominating and Governance Committee and the Audit Committee.

Robert J. Spiegel, M.D., FACP. Dr. Spiegel brings more than 40 years of biopharmaceutical experience to our Board. He was involved in more than 30 successful New Drug Application (NDA) approvals by the FDA and the development and launch of multiple products with annual sales exceeding $1 billion. While at Schering-Plough, he served as Sr. Vice President of Worldwide Clinical Research and Chief Medical Officer. He was involved in the development of numerous cancer drugs and led the development of Remicade® (infliximab), Temodar® (temozolomide), and alpha-interferon (Intron A) through PH I-III studies, securing the first FDA approval for a biologic protein. After Merck acquired Schering-Plough in 2009, Dr. Spiegel became Chief Medical Officer at PTC Therapeutics where he led the company to EU Conditional Approval for the first drug ever approved for Duchene Muscular Dystrophy.

Dr. Spiegel currently serves on numerous publicly listed and privately held boards, including Geron Corporation, Ayala Pharmaceuticals, and Sun Pharma Advanced Research Corp. He also is an Associate Professor of Medicine at Weill Cornell Medical College, an Advisor to Warburg Pincus and Israel Biotech Fund, and a member of the Leukemia and Lymphoma Society TAP committee. Dr. Spiegel completed his Medical Oncology fellowship at the National Cancer Institute and received his M.D. from the University of Pennsylvania. Dr. Spiegel brings to the Board valuable drug development expertise. His strategic advisory experience and membership on boards of various organizations make him a valuable member of our Audit Committee and Compensation Committee.

Ronald B. Kocak, CPA, CGMA. Mr. Kocak was appointed as our Principal Accounting Officer on February 8, 2024, and has served as our Vice President and Controller since October 2021. Prior to joining our Company, from 2017 to 2020, he served as Controller and Senior Director of Finance at Sensei Biotherapeutics, Inc., where he led the finance and accounting activities, including the information technology operations, for initial public offering readiness. From 2008 through 2013, he served as the Corporate Controller and Chief Accounting Officer for Nabi Biopharmaceuticals, a Nasdaq-listed company, and was an integral member leading that company’s reverse merger acquisition and transitioning all finance and accounting activities. During his career, he has held various senior accounting and finance roles and provided consulting services for public and private companies. He holds a Bachelor of Science in accounting from Duquesne University and a Certified Public Accounting license in the Commonwealth of Virginia. Mr. Kocak is also a member of the American Institute of Certified Public Accountants and Association of Bioscience Financial Officers, and a Chartered Global Management Accountant. We believe Mr. Kocak is qualified for his position because of his extensive experience in public company accounting and finance operations and because of his existing knowledge of our company and our industry.

Leesa Gentry. Ms. Gentry has served as our Chief Clinical Officer since March 1, 2024 and previously served as our Senior Vice President of Clinical Operations since April 2023. From January 2019 to February 2023, Ms. Gentry served as Senior Vice President of Clinical Development and Operations for Evotec, GmbH (“Evotec”). Prior to her tenure at Evotec, Ms. Gentry spent 13 years, from November 2005 through December 2018, serving in positions of increasing responsibility for Otsuka Pharmaceutical Development and Commercialization. These positions include Director, Associate Director, Sr. Manager of Clinical Management, and Program Manager. Prior to her tenure with Otsuka, Ms. Gentry held clinical management positions within contract research organizations from 1995 to 2005, including IQVIA, PPD, Omnicare CR, and IBRD-Rostrum Global. Ms. Gentry holds an M.A. in psychology from the University of Mary Hardin-Baylor, as well as an M.S. in social gerontology and a B.A. in psychology from the University of Central Missouri. We believe Ms. Gentry is qualified for her position because of her extensive experience in clinical and regulatory affairs and because of her existing knowledge of our company and our industry.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors or executive officers have been involved in any legal proceedings described in Item 401(f) of Regulation S-K.

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Director Independence

Our common stock is listed on The Nasdaq Capital Market. As a company listed on The Nasdaq Capital Market, we are required under the Marketplace Rules of Nasdaq (the “Nasdaq Marketplace Rules”) to maintain a board comprised of a majority of independent directors as determined affirmatively by our board. Under the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and Nasdaq Marketplace Rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq Marketplace Rules applicable to compensation committee members.

Our Board has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that Ms. Macfarlane, Dr. Marton, Dr. Ryan, and Dr. Spiegel, representing four of our six directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the Nasdaq Marketplace Rules. Shaun R. Bagai and Ramtin Agah, M.D., are not considered independent directors because of their status as Chief Executive Officer and Chief Medical Officer, respectively.

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Our Board is currently chaired by Dr. Agah. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing our company.

Our Board had appointed a Lead Independent Director, David Diamond, who passed away in late 2023. At the present time, given the attributes of our independent directors, our Board does not believe a Lead Independent Director is necessary.

Role of the Board in Risk Oversight

Our Board takes an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regularly reviews and discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, clinical, finance, legal, regulatory, strategic and reputational risk.

The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed of each committee’s risk oversight activities through regular reports to the Board. The Board’s role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board and its committees providing oversight in connection with those efforts.

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Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of independent directors on a periodic basis, and typically has such a session after each regularly scheduled Board meeting.

Board Meetings and Attendance

During the fiscal year ended December 31, 2024, our Board held six (6) meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served. Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage our directors to attend.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below.

As of the date of this Proxy Statement, the membership of the standing committees was as follows:

Board Member	Audit	Compensation	Nominating & Corporate Governance
Shaun R. Bagai	—	—	—
Ramtin Agah, M.D.	—	—	—
Kirsten Angela Macfarlane	—	Chair	X
Laurence J. Marton, M.D.	X	—	X
Una S. Ryan, O.B.E., Ph.D., D.Sc.	Chair	—	Chair
Robert Spiegel, M.D., FACP	X	X	—

Audit Committee

The members of our Audit Committee are Una S. Ryan, O.B.E., Ph.D., D.Sc., Laurence J. Marton, M.D. and Robert J. Spiegel, M.D. FACP. Dr. Ryan is the chair of our Audit Committee. Our Board has determined that our independent Director Dr. Ryan qualifies as an “audit committee financial expert,” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, who possesses financial sophistication, as defined under the rules of Nasdaq. Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board in monitoring our financial systems. As more fully described in its charter, the Audit Committee also:

●	selects, retains and evaluates the performance and independence of our independent registered public accounting firm;

●	approves audit and non-audit services and fees of the independent registered public accounting firm;

●	reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

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●	prepares the Audit Committee report that the SEC requires to be included in our annual proxy statement;

●	reviews reports and communications from the independent registered public accounting firm;

●	reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

●	reviews our policies on risk assessment and risk management;

●	monitors and administers our Code of Business Conduct and Ethics;

●	reviews, approves and oversees related party transactions and any other potential conflict of interest situations; and

●	establishes and oversees procedures for the receipt, retention, and treatment of accounting-related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A current copy of the charter is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. During the fiscal year ended December 31, 2024, our Audit Committee held four (4) meetings.

Compensation Committee

The members of our Compensation Committee are Kirsten Angela Macfarlane and Robert J. Spiegel, M.D. FACP. Ms. Macfarlane is the chair of our Compensation Committee. Our Compensation Committee oversees our overall compensation philosophy and compensation policies, incentive- and equity-based plans and policies and evaluates and approves the compensation plans and programs advisable for our company. As more fully described in its charter, the Compensation Committee also:

●	reviews and approves, or recommends to the Board for approval, corporate performance goals and objectives;

●	reviews and approves or recommends to the Board for approval compensation for our Chief Executive Officer, other executive officers and directors;

●	reviews and approves the adoption, amendment and termination of any employment and any severance, change in control or other compensatory arrangements for our executive officers;

●	reviews regional and industry-wide compensation practices and trends to assess the propriety, adequacy and competitiveness of our executive compensation programs;

●	reviews our compensation policies and practices for all employees regarding risk-taking incentives and risk management policies and practices; and

●	administers our equity compensation plans.

Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A current copy of the charter is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. During the fiscal year ended December 31, 2024, our Compensation Committee held nine (9) meetings.

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Compensation Committee Interlocks and Inside Participation

None of the members of our Compensation Committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Una S. Ryan, O.B.E., Ph.D., D.Sc., Laurence J. Marton, M.D., and Kirsten Angela Macfarlane. Dr. Ryan is the chair of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee oversees and assists our Board in identifying, evaluating, and recommending nominees for election to our Board and its committees, based on its evaluation of the Board’s and its committees’ composition, reviewing developments in corporate governance practices and maintaining our corporate governance policies. As more fully described in its charter, the Nominating and Corporate Governance Committee also:

●	evaluates the adequacy of our corporate governance practices and reporting;

●	evaluates the performance of our Board and of individual directors;

●	reviews our Code of Business Conduct and Ethics and recommends changes to our Board, as appropriate; and

●	reviews stockholder proposals and makes recommendations to our Board, as appropriate.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A current copy of the charter is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. Our Nominating and Corporate Governance Committee was constituted in June 2021. During the fiscal year ended December 31, 2024, our Nominating and Corporate Governance Committee held four (4) meetings.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, and for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill vacancies or newly created directorships. The Nominating and Corporate Governance Committee periodically reviews with the Board the size and composition of the Board as a whole and the requisite skills and criteria for new directors.

Review of Incumbent Directors

The Nominating and Corporate Governance Committee considers, among other things, the performance, experience, tenure, qualifications, and skills of incumbent directors, including their respective attendance records and personal attributes as required under our Corporate Governance Guidelines, as well as the potential benefits of diversity, financial or other specialized expertise, before making a determination to recommend incumbent directors for nomination for election or re-election as directors. The Nominating and Corporate Governance Committee generally will nominate incumbent directors who continue to qualify based upon the criteria considered by the Committee and who are willing to continue to serve on the Board.

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Stockholder Recommendations of Director Candidates

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders, so long as such recommendations comply with the requirements set forth in our Bylaws and applicable SEC rules and regulations.

We do not have a formal policy regarding consideration of director candidate recommendations from our stockholders. However, the Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees.

Criteria for Nomination to the Board

In evaluating prospective candidates, the Nominating and Corporate Governance Committee takes into account the criteria established by the Board in our Corporate Governance Guidelines and other factors it considers appropriate, including but not limited to the characteristics of independence, diversity, age, skills and experience, the needs and composition of the Board as a whole (including diversity of skills, background and experience), our operating requirements, the performance and continued tenure of incumbent directors, the balance of management and independent directors and the need for financial or other specialized expertise. In accordance with our Corporate Governance Guidelines, our Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics.

Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee will also review director candidates’ personal attributes in accordance with the following general criteria:

●	nominees should possess relevant expertise upon which to be able to offer advice and guidance to management;
●	nominees should have sufficient time to devote to our affairs;
●	nominees should have demonstrated excellence in his/her field; and
●	nominees should have the ability to exercise sound business judgment and have the commitment to represent the long-term interests of our stockholders.

Although our Board does not maintain a specific policy with respect to board diversity, it believes that our Board should be a diverse body, and our Nominating and Corporate Governance Committee may consider such factors as differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board.

Process for Identifying and Evaluating Nominees

Candidates for director may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, professional search firms, stockholders or industry sources. The Nominating and Corporate Governance Committee first evaluates director candidates by reviewing their biographical information and qualifications. Potentially qualified candidates will meet with our Chief Executive Officer and at least one member of the Nominating and Corporate Governance Committee and then, if appropriate, with other members of the Committee and the Board. After completing the evaluation and interviews and checking the candidates’ references, the Nominating and Corporate Governance Committee determines which individuals are qualified to become directors and makes a recommendation to the Board as to the individuals who should be nominated for election by the stockholders at a meeting or elected by the Board to fill a vacancy or newly created directorship. The Board makes the final determination whether to nominate or elect a candidate after considering the Nominating and Corporate Governance Committee’s recommendation.

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Communications with the Board of Directors

Interested parties wishing to communicate with our Board or with an individual member or members of our Board may do so by writing to our Board or to the particular member or members of our Board and mailing the correspondence to our Corporate Secretary at 2570 West El Camino Real, Suite 320, Mountain View, CA 94040. Our Corporate Secretary, in consultation with appropriate members of our Board as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chair of our Board.

Insider Trading Policy

On September 7, 2023, we adopted an amended and restated insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards (the “Insider Trading Policy”). The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, a copy of which is filed as Exhibit 19.1 to our 2024 Annual Report.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is available on our website under the “Investors - Corporate Governance - Documents and Charters” tabs https://renovorx.com/investors/corporate-governance/documents-charters. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Director Compensation

We have adopted a director compensation program with respect to compensation payable to our non-employee directors for their service as directors. From time to time, we have granted equity awards to attract them to join our Board and for their continued service on our Board. We also have reimbursed our directors for expenses associated with attending meetings of our Board and its committees.

In setting director compensation, including any modifications to the director compensation program, the Compensation Committee considers several factors including our size and stage of development and market data of our peer group. The Compensation Committee also considers recommendations from its independent compensation consultant in making these determinations.

The following table provides information regarding compensation of our non-employee directors (i.e., other than Mr. Bagai and Dr. Agah, who are executive officers of the Company) for service as directors for the fiscal year ended December 31, 2024. Mr. Bagai and Dr. Agah do not receive any additional compensation for their service as a director. For information on Dr. Agah’s compensation, see “– Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Options Awards(1)(2) ($)		Total Compensation ($)
Kirsten Angela Macfarlane	55,000	24,281	(3)	79,281
Laurence J. Marton, M.D.	52,500	24,281	(3)	76,781
Una S. Ryan, O.B.E., Ph.D., D.Sc.	64,505	24,281	(3)	88,786
Robert J. Spiegel, M.D., FACP	51,085	24,281	(3)	75,366

(1)	The number of unexercised stock options held by the directors named in the above table as of December 31, 2024, was as follows: Ms. Macfarlane (102,117), Dr. Marton (122,597), Dr. Ryan (86,117) and Dr. Spiegel (53,185).
(2)	The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations for the 2024 and 2023 stock option awards may be found in Note 7 of the notes to the audited financial statements in the 2024 Annual Report. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock.
(3)	Represents a stock option granted to the non-employee director on October 1, 2024, to purchase 25,099 shares of our common stock, which vests in twelve equal monthly instalments beginning on November 1, 2024.

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Outside Director Compensation Policy

Under our Outside Director Compensation Policy, each non-employee director receives a cash and equity compensation for his or her services as a member of our Board, as described below. We also will continue to reimburse our non-employee directors for reasonable, customary, and documented travel expenses to meetings of our Board or its committees.

The Outside Director Compensation Policy includes a maximum annual limit of $250,000 of cash compensation and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year (increased to $300,000 in the fiscal year in which the non-employee director joins the Board). For purposes of these limitations, the value of an equity award is based on its grant date fair value. Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

On September 29, 2022, the Outside Director Compensation Policy was amended to increase the value of the automatic annual option awards to $70,000 and to reflect various clarifications, including but not limited to the mechanism by which the value of stock options is determined and the maximum number of options allowed to be issued for the Initial Award (defined below) and Annual Award (defined below), respectively.

Cash Compensation

Non-employee directors are paid an annual cash retainer of $36,000. In addition, each non-employee director who serves as the chair or a member of a committee of the Board will be eligible to earn additional annual cash fees as follows:

●	$15,000 per year for service as Chair of the Audit Committee;
●	$10,000 per year for service as Chair of the Compensation Committee;
●	$10,000 per year for service as Chair of the Nominating and Corporate Governance Committee; and
●	$5,000 per year for service as a member of each of the Audit, Compensation, and Nominating and Corporate Governance committees. In the fiscal year ended December 31, 2024, each member of the Audit Committee received $7,500 per year.

Equity Compensation

Initial Options

Each individual who first becomes a non-employee director will be granted options at a grant date fair value of approximately $120,000 in the aggregate (an “Initial Award”), provided that no Initial Award granted on or after September 29, 2022 but on or prior to September 30, 2024 will cover more than 43,026 shares of common stock, subject to certain adjustments, on the date on which such individual first becomes a non-employee director, whether through election by our stockholders or appointment by the Board to fill a vacancy. Each Initial Award will vest and become exercisable over three years, with 1/36th of the Initial Award vesting each month on the same day of the month as the commencement of the applicable individual’s service as non-employee director.

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Annual Options

On October 1 of each year, commencing October 1, 2022, each non-employee director will be automatically granted options at a grant date fair value of $70,000 in the aggregate (an “Annual Award”), provided that no Annual Award granted on or after September 29, 2022 but on or prior to September 30, 2024 will cover more than 25,099 shares of common stock, subject to certain adjustments. Each Annual Award will vest and become exercisable over 12 months, with 1/12th of the Annual Award vesting monthly after October 1 on the first day of each subsequent month. On October 1, 2022, each non-employee director was granted options at a fair market value of $50,000. These options vest and become exercisable over 12 months, with 1/12th of the Annual Award vesting monthly after October 1 on the first day of each subsequent month.

Change in Control

In the event of our “change in control” (as defined in the Outside Director Compensation Policy), each non-employee director will fully vest in his or her outstanding company equity awards provided that the non-employee director continues to be a non-employee director through the date of our change in control.

Certain Relationships and Related Party Transactions

The following includes a summary of transactions since January 1, 2024 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2024 and 2023, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under the sections titled “Executive Compensation,” “Director Compensation,” and “Certain Relationships and Related Party Transactions.”

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

Employee, Officer and Director Hedging

We believe it is improper and inappropriate for any person associated with us to engage in short-term or speculative transactions involving our securities. Our Insider Trading Policy prohibits our directors, officers and employees from engaging in any such transactions (including prepaid variable forwards, equity swaps, collars and exchange funds).

Other Transactions

We have granted stock options to our executive officers and our directors. See the sections titled “Director Compensation” and “Executive Compensation,” for a description of these stock options. In the ordinary course of business, we enter into offer letters and employment agreements with our executive officers. We have also entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in our securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2024, we believe that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2024.

Audit, Audit-Related and All Other Fees

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in Form 10-K for the years ended December 31, 2024 and 2023, respectively, by Baker Tilly US, LLP (“BT”) and Frank Rimerman.

	Fiscal Year Ended December 31,
Fees Paid to BT	2024	2023
Audit Fees(1)	$121,515	$215,000
Audit-Related Fees(2)	$79,800	$71,012
Tax Fees	$-	$-
All Other Fees	$-	$-
Total Fees	$201,315	$286,012

(1) “Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our condensed financial statements, review of our quarterly financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) Audit-Related Fees” consist of professional consent on Form S-1, S-3 and S-8.

	Fiscal Year Ended December 31,
Fees Paid to Frank Rimerman	2024	2023
Audit Fees(1)	$215,250	$-
Audit-Related Fees(2)	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total Fees	$215,250	$-

(1) “Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our condensed financial statements, review of our quarterly financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) Audit-Related Fees” consist of professional consent on Form S-1.

Pre-Approval of Audit and Non-Audit Services

In accordance with its charter, the Audit Committee pre-approves all audit and permitted non-audit and tax services provided by our independent registered public accounting firm. Prior to the annual engagement of our independent registered public accounting firm, the Audit Committee pre-approves all services to be provided. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services. In such circumstances, our management seeks approval of the non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. A budget, estimating the specific non-audit service spending for the fiscal year, is provided to the Audit Committee along with the request. The Audit Committee will be regularly informed of the non-audit services actually provided by the independent auditor pursuant to this pre-approval process. All fees accrued or paid to Frank Rimerman and BT in connection with our December 31, 2024 and 2023 audits, respectively.

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Audit Committee Report

The information contained in the following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any prior or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically request that the information be treated as “soliciting material” or specifically incorporate it by reference in such filing.

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with Public Company Accounting Oversight Board (the “PCAOB”) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm, Frank Rimerman, to review and discuss the audited financial statements for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the SEC and Auditing Standard No. 1301, as amended (Communications with Audit Committee), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors,

Una S. Ryan O.B.E., Ph.D., D.Sc., Chairperson

Laurence J. Marton, M.D.

Robert J. Spiegel, M.D. FACP

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EXECUTIVE COMPENSATION

This section describes the 2024 compensation program established by the Compensation Committee for our named executive officers (“NEOs”). Our NEOs, consisting of our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2024 were:

●	Shaun R. Bagai, Chief Executive Officer;

●	Ramtin Agah, M.D., Chief Medical Officer; and

●	Leesa Gentry, Chief Clinical Officer.

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data. Our Compensation Committee makes decisions as to total compensation for each executive officer, although it may instead, in its discretion, make recommendations to our Board regarding executive compensation.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2024, our Compensation Committee engaged a third-party compensation consultant (the “Compensation Consultant”) to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Accordingly, the Compensation Consultant serves at the discretion of our Compensation Committee. Our Compensation Committee engaged the Compensation Consultant to assist in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of promoting executive compensation that is competitive and fair.

In connection with the Compensation Consultant’s engagement, our Compensation Committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by the Compensation Consultant.

We continued to engage the Compensation Consultant for certain other management compensation advisory services in 2025.

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Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2024 and 2023.

Name and Position	Year		Salary(1) ($)	Bonus(2) ($)	Option Awards(3) ($)	Other Compensation ($)		Total ($)
Shaun R. Bagai	2024		520,000	400,457	259,222	46,371	(4)	1,226,050
Chief Executive Officer	2023		520,000	69,376	349,739	-		936,779
Ramtin Agah, M.D.	2024		-	169,957	129,612	303,450	(5)	603,019
Chief Medical Officer	2023		-	29,444	174,870	303,450	(5)	506,772
Leesa Gentry	2024		339,386	178,227	357,557	14,981	(6)	890,151
Chief Clinical Officer	2023	(7)	-	-	-	-		-

(1)	Represents annual salary for Mr. Bagai and Ms. Gentry.
(2)	The bonus amounts in 2023 represent a 50% cash bonus earned by each NEO in recognition of the company and individual performance during the fiscal year ended December 31, 2023 and 50% of fully vested non-qualified stock options with a 10-year term. The amounts in this column in 2023 represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock. The amounts in 2024 represent the cash bonuses awarded to each NEO.
(3)	The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations for the 2024 and 2023 stock option awards may be found in Note 7 of the notes to the audited financial statements in the 2024 Annual Report. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock.
(4)	Represents a vacation balance payout of $44,875 and mobile phone reimbursement of $1,496.
(5)	Represents annual consulting fee for Dr. Agah.
(6)	Represents a matching contribution under our 401(k) plan of $13,800 and fringe benefit supplement of $1,182.
(7)	Not a named executive officer during 2023.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to outstanding option awards for each of our NEOs as of December 31, 2024.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price($)	Option Expiration Date
Shaun R. Bagai	5/19/2017	60,000	-		0.50	5/18/2027
	7/11/2018	120,000	-		0.65	7/10/2028
	9/30/2021	58,414	16,556		6.04	9/29/2031
	9/30/2021	39,807	3,089		6.04	9/29/2031
	3/10/2022	40,260	8,053		3.17	3/9/2032
	3/15/2023	65,000	65,000		3.29	3/14/2033
	1/19/2024	66,973	-		1.08	1/18/2034
	1/19/2024	1	130,347		1.08	1/18/2034
	1/19/2024	57,350	62,565		1.08	1/18/2034

Ramtin Agah, M.D.	5/19/2017	60,000	-		0.50	5/18/2027
	7/11/2018	40,000	-		0.65	7/10/2028
	6/4/2021	20,000	-		2.45	6/3/2031
	9/30/2021	43,502	8,701		6.04	9/29/2031
	3/10/2022	17,831	3,567		3.17	3/9/2032
	3/15/2023	32,500	32,500		3.29	3/14/2033
	1/19/2024	28,424	-		1.08	1/18/2034
	1/19/2024	28,676	96,456		1.08	1/18/2034

Leesa Gentry	6/1/2023	26,041	36,459	(2)	2.11	5/31/2033
	1/19/2024	19,413	-		1.08	1/18/2034
	1/19/2024	13,786	46,373		1.08	1/18/2034
	3/6/2024	17,848	115,035		1.69	3/5/2034
	3/6/2024	17,777	39,340		1.69	3/5/2034

(1)	All stock options vests monthly over 48 months commencing on the grant date, subject to continued service with us through the applicable vesting date, unless otherwise noted.
(2)	Options vest on a 1 year cliff at 25% and monthly thereafter over 36 months subject to continued services with us through the applicable vesting date, unless otherwise noted.

Narrative Disclosure to Summary Compensation Table

The primary elements of compensation for our NEOs are base salary, annual performance bonuses and equity awards. The NEOs also participate in employee benefit plans and programs that we offer to our other employees, as described below.

Annual Base Salary

We pay our NEOs a base salary or base consulting fee to compensate them for the satisfactory performance of services rendered to us. The base compensation payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Our Compensation Committee will periodically review the base salaries of our NEOs and will recommend adjustments as necessary to maintain base compensation at competitive levels.

As of January 2024, Mr. Bagai’s annual base salary decreased 25%, effective February 1, 2024, to $390,000. As a result of our capital raising activities during 2024 and the resulting increase in our cash resources, effective May 1, 2024, Mr. Bagai’s annual base salary was increased to $520,000, including back pay to restore to 2024 level. Mr. Bagai’s annual base salary increased 10%, effective January 1, 2025, to $572,000, and will increase by an additional 4% to $594,880, effective on July 1, 2025, to align Mr. Bagai’s compensation more closely to the 50th percentile of the peer group of companies that we benchmark our compensation against.

As of January 2024, Dr. Agah’s monthly consulting fee decreased 25%, effective February 1, 2024, to $18,965.63. As a result of our capital raising activities during 2024 and the resulting increase in our cash resources, effective May 1, 2024, Dr. Agah’s monthly consulting fee was increased to $25,288, including back pay to restore to 2024 level. As of January 2025, Dr. Agah’s monthly consulting fee increased 4% to $28,083 to align Dr. Agah’s compensation more closely to the 75th percentile of the peer group of companies that we benchmark our compensation against. We may, in our discretion, proportionally adjust the monthly consulting fee if Dr. Agah’s time commitment decreases.

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The annual base salary of Ms. Gentry, our Chief Clinical Officer (who was appointed to such position in March 2024), was increased from $325,000 to $396,000. As of January 2025, Ms. Gentry’s annual base salary increased 4%, effective January 1, 2025, to $411,840.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. In general, the Board or its Compensation Committee is responsible for approving equity grants. Following our initial public offering, we generally grant equity awards to our employees, including our NEOs, as long-term incentive components of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Additionally, we may grant equity awards at such times as the Board determines appropriate. Generally, our equity awards vest over four years, subject to the employee’s continued employment with us on each vesting date.

In February 2022, our 2021 Plan was amended and restated to reflect various changes, including removal of vesting restrictions within one year from the date of grant for at least ninety-five percent (95%) of the awards, and upon a Change of Control (as defined in the 2021 Plan), the administrator of the 2021 Plan may provide that the successor corporation may assume or substitute any portion of an award under the 2021 Plan.

In January 2024, we granted Mr. Bagai an option to purchase 250,263 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $1.08, which was the fair market value of our common stock on the grant date. In April 2025, we granted Mr. Bagai an option to purchase 409,992 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $0.8448, which was the fair market value of our common stock on the grant date.

In January 2024, we granted Dr. Agah an option to purchase an additional 125,132 shares of our common stock under the 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $1.08, which was the fair market value of our common stock on the grant date. In April 2025, we granted Dr. Agah an option to purchase 254,542 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $0.8448, which was the fair market value of our common stock on the grant date.

In January 2024, we granted Ms. Gentry an option to purchase an additional 60,159 shares of common stock under the 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $1.08, which was the fair market value of our common stock on the grant date. In March 2024, we granted Ms. Gentry an option to purchase an additional 190,000 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $1.69, which was the fair market value of our common stock on the grant date. In April 2025, we granted Ms. Gentry an option to purchase 26,477 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $0.8448, which was the fair market value of our common stock on the grant date.

Key Service Provider Incentive Compensation Plan

Our Key Service Provider Incentive Compensation Plan (the “Bonus Plan”) allows the Compensation Committee to (i) determine which employees or other service providers may receive incentive awards under the Bonus Plan, and (ii) provide incentive awards to selected employees, including our NEOs and other service providers, which may be based upon performance goals established by our Compensation Committee. Our Compensation Committee, in its sole discretion, may establish a target award for each participant under the Bonus Plan, which may be expressed as a percentage of the participant’s average annual base salary for the applicable performance period or a fixed dollar amount or such other amount or based on such other formula or factors as the Compensation Committee determines.

Under the Bonus Plan, our Compensation Committee will determine the performance goals, if any, applicable to awards and such performance goals may differ from participant to participant and from award to award. Performance goals may be based on any factors our Compensation Committee determines relevant, including, without limitation, on an individual, divisional, portfolio, project, business unit, segment, or company-wide basis, and may include criteria related to research and development, regulatory, business development, financial and operational performance or other subjective or objective criteria. Any criteria used may be measured on such basis as our Compensation Committee determines. As determined by our Compensation Committee, the performance goals may be based on generally accepted accounting principles in the United States (“GAAP”) or non-GAAP results and any actual results may be adjusted by our Compensation Committee for one-time items or unbudgeted or unexpected items and/or payment of actual awards when determining whether the performance goals have been met.

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Our Compensation Committee, at any time prior to payment of an actual award, may increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool. The actual award may be below, at or above a participant’s target award, in our Compensation Committee’s discretion. Our Compensation Committee may determine the amount of any increase, reduction or elimination of an actual award based on such factors as it deems relevant, and it will not be required to establish any allocation or weighting with respect to the factors it considers.

Actual awards generally will be paid in cash (or its equivalent) in a single lump sum. The Compensation Committee reserves the right to settle an actual award with a grant of an equity award with such terms and conditions, including any vesting requirements, as determined by the Compensation Committee. Unless otherwise determined by our Compensation Committee, to earn an actual award, a participant must be employed by us (or an affiliate of us, as applicable) on the date the bonus is paid. Payment of bonuses occurs as soon as practicable after the end of the applicable performance period, but no later than the dates set forth in the Bonus Plan.

All awards under the Bonus Plan will be subject to reduction, cancellation, forfeiture, or recoupment in accordance with our Compensation Recovery Policy (as described below). Our Compensation Committee may also impose such other clawback, recovery or recoupment provisions with respect to an award under the Bonus Plan as it may determine is necessary or appropriate.

If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who knowingly or through gross negligence engaged in, or failed to prevent, the misconduct, will reimburse us for the amount of any payment with respect to an award earned or accrued under the Bonus Plan during the twelve month period following the first to occur of the public issuance or filing with the SEC, of the financial document embodying such financial reporting requirement.

Our Board or its Compensation Committee will have the authority to amend or terminate the Bonus Plan provided such action does not alter or impair the existing rights of any participant with respect to any earned bonus without the participant’s consent. The Bonus Plan will remain in effect until terminated in accordance with the terms of the Bonus Plan.

For the fiscal year ended December 31, 2024, annual bonuses were determined based on target bonuses set for each employee, including our NEOs. The extent to which a target bonus was achieved was determined based on our performance against a number of corporate-level goals, including the achievement of milestones in pre-commercialization, distribution/business development, catheter supply, the lead program and finance (the “2024 Performance Goals”). In January 2025, the Compensation Committee reviewed the actual achievements against the 2024 Performance Goals and determined that the payout for annual bonuses would be 100%.

For the fiscal year ended December 31, 2024, the Compensation Committee established annual bonus targets as set forth below. Using the above achievement level and making additional adjustments based on the start date, the Compensation Committee determined to pay bonuses in cash to each NEO as follows:

Executive	Base in 2024 ($)	Target Bonus in 2024	2024 Earned Bonus
Shaun Bagai	520,000	55%	286,000
Ramtin Agah	303,450	40%	121,380
Leesa Gentry	339,386	35%	134,051

The above bonuses were in addition to the following bonuses paid during fiscal year ended December 31, 2024 upon completion of financings:

Executive	Mid-Year Bonus ($)
Shaun Bagai	114,457
Ramtin Agah	48,577
Leesa Gentry	44,176

Employment/Consulting Arrangements with Named Executive Officers

Shaun R. Bagai

Mr. Bagai has been our Chief Executive Officer since 2014, initially as a consultant. In December 2015, we entered into an offer letter with Mr. Bagai that set forth the terms and conditions of his employment. The letter became effective on January 1, 2016, and was amended in June 2017 and December 2020. The amended offer letter provided for (i) an annual base salary of $300,000; (ii) a $2,500 monthly stipend for Mr. Bagai’s health insurance expenses, which continued until we begin offering health insurance as a benefit to all employees; (iii) a $70,000 bonus to be paid in connection with the initial public offering; and (iv) an additional performance bonus upon achievement of certain clinical and company milestones established by the Board in 2021. Upon consummation of our initial public offering, Mr. Bagai’s annual base salary was increased to $363,000.

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In November 2021, we entered into a Confirmatory Employment Letter with Mr. Bagai. The Confirmatory Employment Letter has no specific term and provides that Mr. Bagai is an at-will employee. The Confirmatory Employment Letter supersedes all existing agreements and understandings that Mr. Bagai may have entered into concerning his employment relationship with us. In March 2022, Mr. Bagai’s annual base salary was increased to $495,000 from $363,000, retroactively effective to January 1, 2022. In April 2025, Mr. Bagai’s salary was increased to $572,000, retroactively effective to January 1, 2025. Mr. Bagai is eligible for an annual target cash incentive bonus equal to 55% of his annual base salary and will also be entitled to receive other employee benefits generally available to all of our employees. In November 2021, we entered into a Change in Control and Severance Agreement with Mr. Bagai, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

Ramtin Agah, M.D.

In January 2018, we entered into a consulting agreement with Dr. Agah, pursuant to which Dr. Agah provides consulting services as our Chief Medical Officer by overseeing our sponsored clinical trials. The Agreement continues in force for as long as Dr. Agah is providing consulting services and may be terminated by either party on thirty (30) days’ notice. Initially, the sole compensation payable to Dr. Agah was the continued vesting of his options to purchase shares of common stock. In December 2018, Dr. Agah’s agreement was amended to provide that he would receive cash compensation of $4,000 per month for certain proctoring services, and in September 2019, his compensation was increased to $10,000 per month to compensate for additional services he was providing. In November 2021, we entered into a third amendment to the Consulting Agreement with Dr. Agah which provides for a monthly consulting fee of $21,667.67, based on Dr. Agah spending no less than 24 hours per week on matters relating to our company. Dr. Agah’s monthly consulting fee was increased to $24,083.33 effective January 1, 2022. We may, in our discretion, proportionally adjust the monthly consulting fee if Dr. Agah’s time commitment decreases. Dr. Agah’s agreement also provides for his eligibility for an annual target cash incentive bonus equal to 40% of his annualized base consulting fee. In November 2021, we entered into a Change in Control and Severance Agreement with Dr. Agah, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

Ronald B. Kocak

In February 2024, we entered an Amended and Restated Employment Letter with Mr. Kocak (the “Kocak Letter”) pursuant to which he was appointed as our Principal Accounting Officer and became an NEO of the Company. Pursuant to the Kocak Letter, we pay to Mr. Kocak an annual base salary of $235,000. We may, in our sole discretion, grant to Mr. Kocak an annual incentive bonus based upon targets set by the Board and its Compensation Committee. Mr. Kocak’s bonus target shall be up to 35% of his base salary. Pursuant to the Kocak Letter, we also granted to Mr. Kocak, effective February 8, 2024, an option to purchase 15,000 shares of our common stock with an exercise price of $1.56 per share. Such option shall vest over four years. 1/48th of the shares subject to such option will vest on each monthly anniversary of the vesting commencement date (February 9, 2024), in each case subject to Mr. Kocak’s continued service with us through the applicable vesting date. Such option and its vesting shall be subject to, and governed by, the terms and conditions of the 2021 Plan, except that the Kocak Letter provides that such option and all other options previously granted and to be granted to Mr. Kocak under the 2021 Plan will be subject to a “double trigger” vesting provision upon a Change in Control (as defined in the 2021 Plan). Mr. Kocak’s employment is at will, meaning that either he or we may terminate the employment at any time for any reason or no reason. The Kocak Letter also contains customary provisions for confidentiality and matters related to intellectual property and company property. As of January 2025, Mr. Kocak’s annual base salary increased 3% to $345,000 on a merit base due to his transition from a part-time basis to a full-time basis. In April 2025, Mr. Kocak’s salary was increased to $345,000, retroactively effective to January 1, 2025. In June 2024, we entered into a Change in Control and Severance Agreement with Mr. Kocak, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

Leesa Gentry

In March 2024, we entered an Amended and Restated Employment Letter with Ms. Gentry (the “Gentry Letter”) pursuant to which she was appointed as our Chief Clinical Officer and became an NEO of the Company. Pursuant to the Gentry Letter, we paid Ms. Gentry an annual base salary of $396,000, which was increased to $396,000 in April 2025, retroactively effective to January 1, 2025. We may, in our sole discretion, grant to Ms. Gentry an annual incentive bonus based upon targets set by the Board and its Compensation Committee. Ms. Gentry’s bonus target shall be up to 35% of her base salary. Pursuant to the Gentry Letter, we also granted to Ms. Gentry, effective March 6, 2024, an option to purchase 190,000 shares of our common stock with an exercise price of $1.69 per share. Such option shall vest over four years. 1/48th of the shares subject to such option will vest on each monthly anniversary of the vesting commencement date (March 1, 2024), in each case subject to Ms. Gentry’s continued service with us through the applicable vesting date. Such option and its vesting shall be subject to, and governed by, the terms and conditions of the 2021 Plan. Ms. Gentry’s employment is at will, meaning that either he or we may terminate the employment at any time for any reason or no reason. The Gentry Letter also contains customary provisions for confidentiality and matters related to intellectual property and company property. In March 2024, we entered into a Change in Control and Severance Agreement with Ms. Gentry, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

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Change in Control and Severance Agreements

We entered into a Change in Control and Severance Agreement, or the Severance Agreement, with each of Mr. Bagai, Dr. Agah, Mr. Kocak and Ms. Gentry (each, an “Executive” and collectively, the “Executives”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Severance Agreement. Each Severance Agreement will continue indefinitely until terminated by written consent of the parties to the Severance Agreement.

Termination Outside of Change in Control Period

Under the Severance Agreement, if the Executives are terminated outside a period beginning on the date of a Change in Control and ending on (and inclusive of) the date that is the one-year anniversary of a Change in Control (the “Change in Control Period”), either by us without Cause (other than due to death or Disability) or by the Executives for Good Reason (as defined in the Severance Agreement), they will receive:

●	Annual Base Compensation Severance: A single, lump sum payment equal to the specified percent of the Executive Officer’s Annual Base Compensation (which is base salary or, for Dr. Agah, annual base consulting fee, if applicable), which was in effect immediately before such termination (or, if the termination is due to a resignation for Good Reason based on a material reduction in the Executive Officer’s annual base salary (or, for Dr. Agah, annual base consulting fee, if applicable), then Executive’s annual base salary (or, for Dr. Agah, annual base consulting fee, if applicable) in effect immediately prior to the reduction), or if greater, the base salary (or, for Dr. Agah, annual base consulting fee, if applicable), in effect immediately prior to the Change in Control):

(i)	Mr. Bagai: 100% of Annual Base Compensation
(ii)	Dr. Agah: 50% of Annual Base Compensation;
(iii)	Mr. Kocak: 50% of Annual Base Compensation; and
(iv)	Ms. Gentry: 50% of Annual Base Compensation.

●	Bonus Severance: A single, lump sum payment of the pro rata portion (based on period of employment) of the Executive Officer’s target bonus in effect immediately before such termination or if greater, the target bonus in effect immediately prior to the Change in Control; and

●	COBRA Severance: payment or reimbursement of COBRA continuation coverage premiums for group health, dental and vision coverage for the Executive Officer and his eligible dependents, for:

(i)	Mr. Bagai: up to 12 months;
(ii)	Dr. Agah (if Dr. Agah was an employee immediately prior to the termination): up to 6 months;
(iii)	Mr. Kocak: up to 6 months; and
(iv)	Ms. Gentry: up to 6 months.

Or, if providing such payment would violate applicable law, a taxable payment for an equivalent amount in lieu thereof.

Termination During Change in Control Period

Under the Severance Agreement, if the Executives are terminated during the Change in Control Period, either by us without Cause (other than due to death or Disability), or by the Executives for Good Reason, they will receive:

●	Base Compensation Severance: A single, lump sum payment equal to the specified percent of the Executive Officer’s Annual Base Compensation:

(i)	Mr. Bagai: 100% of Annual Base Compensation;
(ii)	Dr. Agah: 100% of Annual Base Compensation;
(iii)	Mr. Kocak: 100% of Annual Base Compensation; and
(iv)	Ms. Gentry: 100% of Annual Base Compensation.

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●	COBRA Severance: payment or reimbursement of COBRA continuation coverage premiums for group health, dental and vision coverage for the executive officer and his eligible dependents, for:

(i)	Mr. Bagai: up to 18 months;
(ii)	Dr. Agah (if Dr. Agah was an employee immediately prior to the termination): up to 12 months;
(iii)	Mr. Kocak: up to 12 months; and
(iv)	Ms. Gentry: up to 12 months.

Or, if providing such payment would violate applicable law, a taxable payment for an equivalent amount in lieu thereof; and

●	Vesting Acceleration of Service-based Equity Awards: Full vesting of the outstanding and unvested equity awards (other than equity award subject to performance-based vesting criteria).

The Severance Agreement provides that if any payments or benefits received by Mr. Bagai and Dr. Agah under the Severance Agreement or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher. The Severance Agreement does not require us to provide any tax gross-ups.

To receive the severance described above, the Executive Officers must sign and not revoke our standard separation agreement and release of claims within the timeframe that is set forth in the Severance Agreement.

Other Elements of Compensation

Perquisites, Health, Welfare and Retirement Benefits

Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental and vision plans, in each case on the same basis as all of our other employees.

We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances.

401(k) Plan

Effective January 2022, we established a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the Code). The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit and other testing limits. Participants that are 50 years or older can also make “catch-up” contributions. Commencing in 2022, we have made matching contributions of 100% of employee contributions up to 4% of their eligible compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

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Compensation Recovery Policy

On September 7, 2023, our Board adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Exchange Act, related rules and the listing standards of Nasdaq or any other securities exchange on which our shares are listed in the future. The policy is administered by our Compensation Committee. Any determinations made by the Compensation Committee shall be final and binding on all affected individuals.

The individuals covered by this policy are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar policy-making functions for us. For purposes of this policy, we refer to such individuals as the “Executive Officers.”

The policy covers our recoupment of “Clawback Eligible Incentive-Based Compensation” (as defined in the policy) received by a person after beginning service as an Executive Officer and who served as an Executive Officers at any time during the performance period for that Clawback Eligible Incentive-Based Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any Clawback Eligible Incentive-Based Compensation (as determined by our Compensation Committee) received by any Executive Officer during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

The foregoing description of our Compensation Recovery Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of such policy, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.

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Equity Compensation Plan Information

All of our equity compensation plans have been approved by our stockholders. The following table provides information as of December 31, 2024, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
Plan Category	(a)	(b)	(c)
2013 Equity Incentive Plan	420,279	$0.68	-
2021 Omnibus Equity Incentive Plan	2,377,249	$2.04	-
Total	2,797,528	$1.84	-

(1)	The 2021 Plan provides an annual increase on the first day of each calendar year beginning with January 1, 2022 and ending with the last January 1 during the initial ten-year term of the 2021 Plan, equal to the lesser of (a) three percent (3%) of the shares outstanding on the final day of the immediately preceding calendar year; and (b) such lesser number of shares as determined by our Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table shows information regarding the beneficial ownership of our common stock as of April 25, 2025 for the following:

●	Each stockholder known by us to beneficially own more than 5% of our common stock;
●	Each of our executive officers;
●	Each of our directors; and
●	All of our executive officers and directors as a group.

The table is based on information supplied to us by directors, executive officers and principal stockholders and filings under the Exchange Act. We have based our calculation of the percentage of beneficial ownership of 36,551,752 shares of our common stock issued and outstanding as of April 25, 2025, unless otherwise noted. The beneficial ownership reported in the following table is determined in accordance with the applicable rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. For purposes of the following tables, an entity or individual is considered the beneficial owner of shares of common stock if he or she has the right to acquire within 60 days of April 25, 2025, such common stock and directly or indirectly has or shares voting power or investment power, as defined in the rules of the SEC, with respect to such shares.

Except as indicated in the footnotes below, the address of the persons or groups named below is c/o RenovoRx, Inc., 2570 West El Camino Real, Suite 320, Mountain View, CA 94040.

Name of Beneficial Owner	Shares of Common Stock (1)	Shares of Common Stock Issuable within 60 Days (2)	Total Number of Shares of Common Stock Beneficially Owned	Beneficial Ownership %
Executive Officers and Directors:
Shaun R, Bagai (3)	361,023	615,356	976,379	2.67%
Ramtin Agah, M.D. (4)	1,155,738	328,880	1,484,618	4.06%
Laurence J. Marton, M.D. (5)	53,880	135,146	189,026	*
Kristen Angela Macfarlane (6)	81,966	114,666	196,632	*
Robert Spiegel, M.D. (7)	81,966	71,710	153,676	*
Ronald B. Kocak (8)	12,595	88,309	100,904	*
Una S. Ryan, O.B.E., PhD., D.Sc. (9)	—	98,666	98,666	*
Leesa Gentry (9)	—	136,706	136,706	*
All executive officers and directors as a group (8 persons)	1,747,168	1,589,439	3,336,607	9.13%

* Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of our common stock. The information set forth in the table above is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

(2) Consists of shares of common stock subject to stock options exercisable as of, or within 60 days of April 25, 2025.

(3) Includes 320,040 shares of common stock, 40,983 common stock issuable upon exercise of warrants and 615,356 shares of common stock underlying stock options that are exercisable within 60 days of April 25, 2025.

(4) Includes 1,113,460 shares of common stock, 42,278 shares of common stock issuable upon the exercise of warrants, and 328,880 shares of common stock underlying stock options that are exercisable within 60 days of April 25, 2025.

(5) Includes 45,684 shares of common stock, 8,196 common stock issuable upon exercise of warrants and 135,146 shares of common stock underlying stock options that are exercisable within 60 days of April 25, 2025.

(6) Includes 40,983 shares of common stock, 40,983 common stock issuable upon exercise of warrants and 114,666 shares of common stock underlying stock options that are exercisable within 60 days of April 25, 2025.

(7) Includes 40,983 shares of common stock, 40,983 common stock issuable upon exercise of warrants and 71,710 shares of common stock underlying stock options that are exercisable within 60 days of April 25, 2025.

(8) Includes 12,595 shares of common stock and 88,390 shares of common stock underlying stock options that are exercisable within 60 days of April 25, 2025.

(9) Consists of shares of common stock underlying stock options that are exercisable within 60 days of April 25, 2025.

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PROPOSAL NO. 1 – DIRECTOR ELECTION PROPOSAL

Our Board currently consists of six (6) members. At the Annual Meeting, such six directors are being proposed for election for a one-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP as nominees for election as directors at the Annual Meeting. If elected, the director nominees will serve as directors until our 2026 Annual Meeting and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Management and Corporate Governance.”

We believe that all of our directors display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; skills and personalities that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below the section titled “Board of Directors, Management and Corporate Governance” regarding each continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP. We expect that each of the director nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality vote of the shares of our common stock cast at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the six (6) nominees who receive the most votes cast “FOR” will be elected as directors. Stockholders may cast their vote to vote on this proposal by checking “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” (and checking the box for each director nominee for which the stockholder withholds his/her/its vote. We do not have cumulative voting. As a result, any shares not voted “FOR” a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Any shares held by a stockholder in street name which are not voted will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH NOMINEE UNDER THE DIRECTOR ELECTION PROPOSAL.

PLEASE NOTE: If your shares are held in “street name”, your broker, bank, custodian or other nominee holder cannot vote your shares for the Director Election Proposal, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the enclosed proxy card to vote by telephone or on the Internet.

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PROPOSAL NO. 2 – INCENTIVE PLAN AMENDMENT PROPOSAL

On April 25, 2025, our Board approved the following two amendments to our 2021 Plan:

(i)	the addition of 913,794 shares of common stock of the Company, which is equal to 2.5% of total issued and outstanding shares, to the total number of shares of common stock reserved and available for issuance thereunder, and

(ii)	an increase in the 2021 Plan’s “evergreen” provision to increase the size of the 2021 Plan each year from three percent (3%) of shares outstanding on the final day of the immediately preceding calendar year to five percent (5%).

As of April 25, 2025, an aggregate of 6,009,776 shares of our common stock have been granted under the 2021 Plan, and 54,181 shares remain available for future purchases under the 2021 Plan.

The 2021 Plan currently contains an “evergreen” provision allowing an annual increase on the first day of each calendar year beginning with the first January 1 following the effective date of the 2021 Plan and ending with the last January 1 during the initial ten-year term of the 2021 Plan, equal to the lesser of (A) three percent (3%) of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (B) such lesser number of shares as determined by the Board.

Our Board believes that it is important to provide eligible employees and consultants with the opportunity to acquire an ownership interest in the Company and thereby provide such individuals with an additional incentive that is aligned with stockholders’ interests to contribute to our long-term success. Our Board believes the number of shares currently remaining available for future issuance and purchase under the 2021 Plan is not adequate to create appropriate incentives for both our current employees and for us to hire additional employees or retain consultants as we grow. Moreover, our Board believes that increasing the “evergreen” provision in the 2021 Plan will afford us reasonable increases in the size of the 2021 Plan as our company and need to provide equity incentives to employees and consultants grows.

The form of 2021 Plan as amended to reflect the two amendments for which we are seeking approval is attached to this Proxy Statement as Exhibit A.

Vote Required

The two amendments to our 2021 Plan require the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon to be approved. Stockholders may cast their vote to vote on this proposal by checking “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are treated as shares present virtually or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR”

THE TWO AMENDMENTS TO OUR 2021 PLAN UNDER THE INCENTIVE PLAN AMENDMENT PROPOSAL.

PLEASE NOTE: If your shares are held in “street name”, your broker, bank, custodian or other nominee holder cannot vote your shares for the Incentive Plan Amendment Proposal, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the enclosed proxy card to vote by telephone or on the Internet.

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PROPOSAL NO. 3 – AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed Frank Rimerman as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Frank Rimerman has audited our financial statements for the fiscal year ended December 31, 2024 and reviewed our quarterly condensed financial statements for our fiscal quarter ended September 30, 2024. On April 29, 2024, our Audit Committee received a letter from BT notifying the Audit Committee that BT has decided to resign as our independent registered public accounting firm effective immediately following the filing of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. On August 12, 2024, the Audit Committee engaged Frank Rimerman as our independent public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024 and to review our quarterly condensed financial statements for our fiscal quarter ending September 30, 2024. Frank Rimerman previously served as our independent registered public accounting firm for our fiscal year ended December 31, 2020.

We are asking our stockholders to ratify the Audit Committee’s appointment of Frank Rimerman as our independent registered public accounting firm for the fiscal year ending December 31, 2025. A representative of Frank Rimerman is not expected to be present at the Annual Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Notwithstanding the appointment of Frank Rimerman and even if our stockholders ratify the appointment, our Audit Committee, at its discretion, may appoint another independent registered public accounting firm at any time during our current fiscal year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Frank Rimerman as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our Audit Committee is submitting the appointment of Frank Rimerman to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.

If our stockholders do not ratify the appointment of Frank Rimerman, our Board may reconsider the appointment.

Principal Accountant Fees and Services

The following is a summary of fees paid or to be paid to Frank Rimerman for services rendered. Frank Rimerman served as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

Audit and Non-Audit Fees

	Fiscal Year Ended December 31,
Fees Paid to Frank Rimerman	2024	2023
Audit Fees(1)	$215,250	$-
Audit-Related Fees(2)	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total Fees	$215,250	$-

(1) “Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our condensed financial statements, review of our quarterly financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) Audit-Related Fees” consist of professional consent on Form S-1.

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Pre-Approval of Audit and Non-Audit Services

In accordance with its Charter, the Audit Committee pre-approves all audit and permitted non-audit and tax services provided by our independent registered public accounting firm.

Prior to the annual engagement of our independent registered public accounting firm, the Audit Committee pre-approves all services to be provided. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services. In such circumstances, our management seeks approval of the non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. A budget, estimating the specific non-audit service spending for the fiscal year, is provided to the Audit Committee along with the request. The Audit Committee will be regularly informed of the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

Vote Required

The ratification of auditor requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon to be approved. Stockholders may cast their vote to vote on this proposal by checking “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are treated as shares present virtually or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF FRANK RIMERMAN UNDER THE AUDITOR RATIFICATION PROPOSAL.

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OTHER INFORMATION

Stockholder Proposals and Director Nominations for 2026 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2026 Annual Meeting by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than March 26, 2026 (the 90th day prior to the date of the first anniversary of the Annual Meeting) and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, RenovoRx, Inc., 2570 West El Camino Real, Suite 320, Mountain View, CA 94040.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 Annual Meeting, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our Bylaws. To be timely, a stockholder’s written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 8:00 am., Pacific time, on February 24, 2026 (the 120th day prior to the date of the first anniversary of the Annual Meeting), and

●	no later than 5:00 p.m., Pacific time, on March 26, 2026 (the 90th day prior to the date of the first anniversary of the Annual Meeting).

In the event that that date of the 2026 Annual Meeting is more than 25 days from the date of first anniversary of the Annual Meeting, then to be timely such notice must be received by the Secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the date of the 2026 Annual Meeting and no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the date of the 2026 Annual Meeting or, if the first public announcement of the date of the 2026 Annual Meeting is less than 100 days prior to the date of the 2026 Annual Meeting, the 10th day following the date on which the public announcement of the date of the 2026 Annual Meeting was first made by the Company.

A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

(844) 202-6143

RNXT@allianceadvisors.com

2024 Annual Report

Our 2024 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2024 Annual Report at https://annualgeneralmeetings.com/rnxt2025.

Our 2024 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2024 Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to: Corporate Secretary, RenovoRx, Inc., 2570 West El Camino Real, Suite 320, Mountain View, CA 94040.

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EXHIBIT A

RENOVORX, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

Amended and Restated on April 29, 2025

Section 1. Purpose of Plan.

The name of the Plan is the RenovoRx, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means a Participant’s (i) conviction of a felony or a crime involving fraud or moral turpitude; (ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs Participant’s ability to perform appropriate employment duties for the Company; (iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Company after a Change in Control, including violation of a non-competition or confidentiality agreement; (iv) willful failure to follow lawful instructions of the person or body to which Participant reports; or (v) gross negligence or willful misconduct in the performance of Participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of a Participant’s job objectives. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(n) “Common Stock” means the common stock of the Company, par value $0.0001.

(o) “Company” means RenovoRx, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(q) “Effective Date” has the meaning set forth in Section 17 hereof.

(r) “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code. Further, for the avoidance of doubt, an Eligible Recipient will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(t) “Exempt Award” shall mean the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(u) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(v) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(w) “Free Standing Rights” has the meaning set forth in Section 8.

(x) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(y) “Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).

(z) “Incentive Compensation” means annual cash bonus and any Award.

(aa) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(bb) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(cc) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(dd) “Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ee) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(ff) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(gg) “Plan” means this 2021 Omnibus Equity Incentive Plan, as amended and/or restated from time to time.

(hh) “Prior Plan” means the Company’s Amended and Restated 2013 Equity Incentive Plan, as in effect immediately prior to the Effective Date.

(ii) “Related Rights” has the meaning set forth in Section 8.

(jj) “Restricted Period” has the meaning set forth in Section 9.

(kk) “Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(ll) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(mm) “Rule 16b-3” has the meaning set forth in Section 3.

(nn) “Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

(oo) “Share” means a share of Common Stock, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(pp) “Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(qq) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(rr) “Transfer” has the meaning set forth in Section 15.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award, and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or accelerating the vesting schedules of such Awards);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary or advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e) The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 2,175,000 shares under the original plan, plus (ii) the addition of 913,794 shares of common stock of the Company, which is equal to 2.5% of total issued and outstanding shares as of April 29, 2025, plus (iii) the number of shares of Common Stock reserved, but unissued under the Prior Plan (for the avoidance of doubt, this equals 10,832 shares); (iv) the number of shares of Common Stock underlying forfeited awards under the Prior Plan (for avoidance of doubt, the maximum number of shares of Common Stock that could underly forfeited awards under the Prior Plan is 754,838); and (v) an annual increase on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the Shares outstanding on the final day of the immediately preceding calendar year and (B) such lesser number of Shares as determined by the Board; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plan, but all awards under the Prior Plan which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable Award Agreement.

(b) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the Exercise Price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award and (ii) any Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.

(c) No more than 3,088,794 Shares (as increased on an annual basis, on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, by the lesser of (A) five percent (5%) of the Shares outstanding on the final day of the immediately preceding calendar year; (B) 343,734 Shares; and (C) such lesser number of Shares as determined by the Board) shall be issued pursuant to the exercise of ISOs.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients. No Participant who is a director, but is not also an employee or consultant, of the Company shall receive Awards and be paid cash compensation during any calendar year that exceed, in the aggregate, $300,000 in total value (with cash compensation measured for this purpose at its value upon payment and any Awards measured for this purpose at their grant date fair value, as determined for the Company’s financial reporting purposes). For the avoidance of doubt, any cash compensation paid or equity compensation award (including any Awards) granted to an individual for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation contained in the immediately preceding sentence.

Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the vesting and/or exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 14 hereof.

(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 14 hereof.

(c) Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(d) Exercisability.

(1) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(f) Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Stock and Restricted Stock Units.

(a) General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to the Transfer (or ability to Transfer), delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form or by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that a Change in Control occurs, the Administrator, in its sole and absolute discretion, may:

(a) provide that any unvested or unexercisable portion of any Award carrying a right to exercise become fully vested and exercisable; and

(b) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control (or, for the avoidance of doubt, if Options and/or Share Appreciation rights are already vested), the Administrator shall also have discretion in connection with such action to provide that any or all of such Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control. For the avoidance of doubt, in the event of a merger of the Company with or into another corporation or other entity or a Change in Control, the Administrator may provide, without a Participant’s consent, that the successor corporation (which may include the Company) (or a parent entity thereof) may assume or substitute for any portion of an Award, with such assumed or substituted Award adjusted in accordance with Section 5. For purposes of this Plan, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether shares, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its parent entity, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Other Stock-Based Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything in this Section 11 to the contrary, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company any of its Affiliates; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17. Effective Date.

The Plan was initially approved by the Board on July 19, 2021 and was adopted and became effective on the date that it was first approved by the Company’s stockholders (the “Effective Date”).

Section 18. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date, and no ISO may be granted after the tenth anniversary of the earlier of the initial Board adoption of the Plan or initial shareholder approval of the Plan.

Section 20. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27. Clawback.

(a) If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.

(b) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 29. Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

PROXY CARD

RENOVORX, INC.

2570 West El Camino Real, Suite 320

Mountain View, CA 94040

2025 Annual Meeting of Stockholders
June 24, 2025 at 9:00 a.m. PT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

The stockholder(s) hereby appoints Ramtin Agah and Shaun Bagai, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RenovoRx, Inc. (the “Company”) that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. PT on June 24, 2025 and any adjournment thereof, and in their discretion upon any other matter which may properly come before said meeting. The 2025 Annual Meeting of Stockholders will be held at 2570 West El Camino Real, Suite 320, Mountain View, CA 94040. In order to attend the meeting, you must follow the instructions provided in the proxy materials for the 2025 Annual Meeting of Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein, If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Proposal No. 1 – Director Election Proposal:	To elect six (6) members of the board of directors (the “Board”) (all of whom are presently serving as directors) to serve until our 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.

NOMINEES:	☐	Shaun R. Bagai
	☐	Ramtin Agah, M.D.
	☐	Kirsten Angela Macfarlane
	☐	Laurence J. Marton, M.D.
	☐	Una S. Ryan, O.B.E., Ph.D., D.Sc.
	☐	Robert J. Spiegel, M.D., FACP

☐	FOR ALL THE NOMINEES LISTED
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED
☐	FOR ALL EXCEPT (see instructions below)

INSTRUCTION: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the name of the nominee you wish to withhold for.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and the other proposal described on this card.

Proposal No. 2 – Incentive Plan Amendment Proposal:	FOR	AGAINST	ABSTAIN
To approve two amendments to the Company’s Amended and Restated 2021 Omnibus Equity Incentive Plan, specifically (i) the addition of 913,794 shares of common stock of the Company, which is equal to 2.5% of total issued and outstanding shares, to the total number of shares of common stock reserved and available for issuance thereunder and (ii) an increase in the 2021 Plan’s “evergreen” provision to increase the size of the 2021 Plan each year from three percent (3%) of shares outstanding on the final day of the immediately preceding calendar year to five percent (5%).	☐	☐	☐

Proposal No. 3 – Auditor Ratification Proposal:	FOR	AGAINST	ABSTAIN
To ratify the appointment by the Board’s audit committee of Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Date: _____________, 2025

Stockholder’s Signature

Stockholder’s Signature

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

☐	I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ________________________________________________________________________

You may vote your proxy in the following ways:

Via Internet:

●	Login to https://annualgeneralmeetings.com/rnxt2025

●	Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company

Attn: Proxy Department

6725 Via Austi Parkway, Suite 300

Las Vegas, Nevada 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. Pacific Time on June 23, 2025.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.